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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) February 9, 2006
                                                         ----------------

                                BRIGHTPOINT, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Indiana
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                 (State or Other Jurisdiction of Incorporation)

         0-23494                                          35-1778566
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(Commission File Number)                       (IRS Employer Identification No.)


501 Airtech Parkway, Plainfield, Indiana                    46168
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(Address of Principal Executive Offices)                  (Zip Code)

                                 (317) 707-2355
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01 OTHER EVENTS

Robert J. Laikin, the Chief Executive Officer and Chairman of the Board of Brightpoint, Inc. (the "Company"), J. Mark Howell, the Company's President, and Steven E. Fivel the Company's Executive Vice President, General Counsel and Secretary each entered into a Sales Plan with a brokerage firm under Securities Exchange Act Rule 10b5-1. Each of the plans has an effective date of February 9, 2006.

Such plans allow a corporate insider to gradually diversify holdings of his company's common stock while minimizing any market effects of such trades by spreading them out over an extended period of time and eliminating any market concern that such trades were made by a person while in possession of material nonpublic information. Consistent with Rule 10b5-1, the Company's guidelines permit personnel to implement 10b5-1 trading plans provided that, among other things, they are not in possession of any material nonpublic information at the time that they adopt such plans.

Pursuant to the above-referenced 10b5-1 plans entered into by Messrs. Laikin, Howell and Fivel, up to 225,000, 112,500 and 112,500 shares of the Company's common stock, respectively, may be traded upon exercise of the stock options contributed to their respective 10b5-1 plans. In addition, Mr. Howell's plan covers an additional 23,625 shares of common stock. All sales under the 10b5-1 plans are subject to the terms and conditions thereof, including predetermined minimum price conditions, a maximum number of shares that can be sold per month and the vesting of the subject options. The 10b5-1 plans described herein for Messrs. Laikin, Howell and Fivel have a term of two years. The 10b5-1 plans described herein are in addition to the 10b5-1 plans previously entered into by Mr. Laikin, as described in Forms 8-K filed on August 12, 2005 and August 30, 2005, and Messrs. Howell and Fivel, as described in the Form 8-K filed on August 12, 2005.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             BRIGHTPOINT, Inc.
                                             (Registrant)

                                             By: /s/ Steven E. Fivel
                                                 -------------------------------
                                                 Steven E. Fivel
                                                 Executive Vice President,
                                                 General Counsel and Secretary

Date:  February 9, 2006